Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

     In connection with the Quarterly Report of Zen Pottery Equipment, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Zen Zachariah Pool, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2003, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FEBRUARY 2, 2005                                     /s/ Zen Zachariah Pool, III
                                                     ---------------------------
                                                     Chief Executive Officer